EXHIBIT 10.4

SUPPLEMENTAL INDENTURE

SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”) dated as of May 16, 2013, among JAMES RIVER COAL COMPANY, a Virginia corporation (the “Issuer”), BDCC HOLDING COMPANY, INC., a Delaware corporation, BELL COUNTY COAL CORPORATION, a Delaware corporation, BLEDSOE COAL CORPORATION, a Kentucky corporation, BLEDSOE COAL LEASING COMPANY, a Delaware corporation, BLUE DIAMOND COAL COMPANY, a Delaware corporation, EOLIA RESOURCES, INC., a North Carolina corporation, IRP GP HOLDCO LLC, a Delaware limited liability company, IRP LP HOLDCO INC., a Delaware corporation, JAMES RIVER COAL SALES, INC., a Delaware corporation, JAMES RIVER COAL SERVICE COMPANY, a Kentucky corporation, JOHNS CREEK COAL COMPANY, a Tennessee corporation, JOHNS CREEK ELKHORN COAL CORPORATION, a Delaware corporation, JOHNS CREEK PROCESSING COMPANY, a Delaware corporation, LEECO, INC., a Kentucky corporation, MCCOY ELKHORN COAL CORPORATION, a Kentucky corporation, SHAMROCK COAL COMPANY, INCORPORATED, a Delaware corporation, TRIAD MINING, INC., an Indiana corporation, TRIAD UNDERGROUND MINING, LLC, an Indiana limited liability company, INTERNATIONAL RESOURCE PARTNERS LP, a Delaware limited partnership, INTERNATIONAL RESOURCES HOLDINGS I LLC, a Delaware limited liability company, IRP WV CORP., a Delaware corporation, INTERNATIONAL RESOURCES HOLDINGS II LLC, a Delaware limited liability company, INTERNATIONAL RESOURCES, LLC, a West Virginia limited liability company, HAMPDEN COAL COMPANY, LLC, a West Virginia limited liability company, ROCKHOUSE CREEK DEVELOPMENT, LLC, a West Virginia limited liability company, CHAFIN BRANCH COAL COMPANY, LLC, a West Virginia limited liability company, SNAP CREEK MINING, LLC, a West Virginia limited liability company, LOGAN & KANAWHA COAL CO., LLC, a West Virginia limited liability company, IRP KENTUCKY LLC, a Kentucky limited liability company, LAUREL MOUNTAIN RESOURCES LLC, a Kentucky limited liability company, BUCK BRANCH RESOURCES LLC, a Kentucky limited liability company, JELLICO MINING, LLC, a Kentucky limited liability company, and JAMES RIVER ESCROW INC., a Delaware corporation (collectively, the “Subsidiary Guarantors”), and U.S. BANK NATIONAL ASSOCIATION, as trustee under the indenture referred to below (the “Trustee”).

RECITALS

WHEREAS, the Issuer and the Subsidiary Guarantors have heretofore executed and delivered to the Trustee an Indenture (the “Indenture”) dated as of March 29, 2011, providing for the initial issuance of $275 million aggregate principal amount of 7.875% Senior Notes due 2019 (the “Securities”);

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee, the Issuer and the Subsidiary Guarantors are authorized to modify or amend the Indenture without notice to or consent of any Securityholder to cure any defect or make any change that, in the good faith opinion of the Board of Directors of Issuer, does not materially and adversely affect the rights of any Holder;

WHEREAS, Section 4.03(a)(6) of the Indenture currently states that a Restricted Subsidiary may make a Guarantee of Indebtedness in accordance with Section 4.06 of the Indenture, but such reference to Section 4.06 is clearly erroneous and a defect because Section 4.06 does not address subsidiary guarantees;

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WHEREAS, Section 4.10 of the Indenture, titled “Limitation on Issuance of Guarantees by Restricted Subsidiaries”, does address Guarantees of Indebtedness made by Restricted Subsidiaries and includes the conditions under which such Guarantees can be made;

WHEREAS, the Offering Memorandum dated March 24, 2011 for the Securities issued pursuant to the Indenture states in the description of Section 4.03 on page 91, that a Restricted Subsidiary may make a Guarantee of Indebtedness in accordance with the “Limitation on Issuance of Guarantees by Restricted Subsidiaries” covenant, which is a reference to Section 4.10 of the Indenture;

WHEREAS, the Board of Directors of the Issuer has concluded in good faith that making a change to cure such defect does not materially and adversely affect the rights of any Holder;

WHEREAS the Trustee, the Issuer and the Subsidiary Guarantors wish to and are authorized to execute and deliver this Supplemental Indenture to amend the Indenture to cure such defect by changing the section reference in Section 4.03(a)(6) of the Indenture from Section 4.06 to Section 4.10, thereby conforming the text of the Indenture to the clear intention of the parties as well as the description of such section contained in the Offering Memorandum and allowing for a rational reading of Section 4.03;

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the Issuer, the Subsidiary Guarantors and the Trustee mutually covenant and agree as follows:

1. Capitalized Terms. Capitalized terms used in this Supplemental Indenture (including the recitals hereto) without definition shall have the meanings set forth in the Indenture.

2. Amendment to Indenture. Section 4.03(a)(6) is hereby amended by replacing the reference to Section 4.06 in such section with a reference to Section 4.10. For clarity, Section 4.03(a)(6) shall read as follows:

“Guarantees of the Securities and Guarantees of Indebtedness of the Company or any Restricted Subsidiary of the Company by any other Restricted Subsidiary of the Company; provided the Guarantee of such Indebtedness is permitted by and made in accordance with Section 4.10;”

3. Ratification of Indenture; Supplemental Indenture Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.

4. Trustee’s Disclaimer. The Trustee makes no representation or warranty as to the validity or sufficiency of this Supplemental Indenture.

5. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

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6. Counterparts. This Supplemental Indenture may be executed in two or more counterparts, all of which shall be considered one and the same agreement.

7. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction thereof.

8. Conflict with the Trust Indenture Act. If any provision of this Supplemental Indenture limits, qualifies or conflicts with any provision of the Trust Indenture Act of 1939 (the “TIA”) that is required under the TIA to be part of and govern any provision of this Supplemental Indenture, the provision of the TIA shall control. If any provision of this Supplemental Indenture modifies or excludes any provision of the TIA that may be so modified or excluded, the provision of the TIA shall be deemed to apply to the Indenture as so modified or to be excluded by this Supplemental Indenture.

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first written above.

The Issuer:

JAMES RIVER COAL COMPANY

by

__/s/ Samuel M. Hopkins, II_______________

Name: Samuel M. Hopkins, II

Title: Vice President

The Trustee:

U.S. BANK NATIONAL ASSOCIATION

by

___/s/ Muriel Shaw______________________

Name: Muriel Shaw

Title: Assistant Vice President

[Signature pages to Supplemental Indenture continue]

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The Subsidiary Guarantors:

BDCC HOLDING COMPANY, INC.

BELL COUNTY COAL CORPORATION

BLEDSOE COAL CORPORATION

BLEDSOE COAL LEASING COMPANY

BLUE DIAMOND COAL COMPANY

EOLIA RESOURCES, INC.

IRP GP HOLDCO LLC

RP LP HOLDCO INC.

JMES RIVER COAL SALES, C.

JAMES RIVER COAL SERVICE COMPANY

JAMES RIVER ESCROW INC.

JELLICO MINING, LLC

JOHNS CREEK COAL COMPANY

JOHNS CREEK ELKHORN COAL CORPORATION

JOHNS CREEK PROCESSING COMPANY

LEECO, INC.

MCCOY ELKHORN COAL CORPORATION

SHAMROCK COAL COMPANY, INCORPORATED

TRIAD MINING, INC.

TRIAD UNDERGROUND MINING, LLC

INTERNATIONAL RESOURCE PARTNERS LP

INTERNATIONAL RESOURCES HOLDINGS I LLC

IRP WV CORP.

INTERNATIONAL RESOURCES HOLDINGS II LLC

INTERNATIONAL RESOURCES, LLC

HAMPDEN COAL COMPANY, LLC

ROCKHOUSE CREEK DEVELOPMENT, LLC

CHAFIN BRANCH COAL COMPANY, LLC

SNAP CREEK MINING, LLC

LOGAN & KANAWHA COAL CO., LLC

IRP KENTUCKY LLC

LAUREL MOUNTAIN RESOURCES LLC

BUCK BRANCH RESOURCES LLC

On behalf of each of the above named entities

by

___/s/ Samuel M. Hopkins, II_________________

Name: Samuel M. Hopkins, II

Title: Vice President

[Signature Page to Supplemental Indenture (Corrective Supplemental Indenture)]

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